UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 10, 2010

                             TRANS-LUX CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                    1-2257                     13-1394750
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

26 Pearl Street, Norwalk, CT                                         06850-1647
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(Address of principal executive offices)                             (Zip code)

       Registrant's telephone number, including area code: (203) 853-4321


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing.

            Trans-Lux Corporation (the "Corporation") received a letter dated November 10, 2010 from NYSE Amex LLC (the "Exchange") informing the Corporation that the Listings Qualifications Panel of the Exchange's Committee on Securities (the "Panel") has affirmed the determination to delist the common stock of the Corporation as of November 17, 2010. The Panel stated that it agreed with the determination of the staff of the compliance department of the Exchange that the Corporation does not meet the Exchange's requirement of at least $6.0 million of stockholders' equity and the Company is currently financially impaired given its default under numerous obligations and working capital deficit.

            The Corporation may request a review by the full Committee on Securities within 15 calendar days from November 10, 2010, however, such a request will not operate as a stay of the Panel's decision. The Exchange has informed the Corporation, therefore, that it will suspend trading in the Corporation's common stock as soon as practicable in accordance with the Exchange's Company Guide (the "Company Guide") and will file an application with the Securities and Exchange Commission to strike the Corporation's Common Stock from listing and registration on the Exchange when and if authorized in accordance with the Company Guide.

            The Corporation is currently considering all of its options in light of the Panel's decision, including but not limited to, requesting that the full Committee on Securities review the decision of the Panel.

            On November 12, 2010, the Corporation issued a press release disclosing the Corporation's receipt of the letter and the other matters discussed herein. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits.

            99.1  Press release dated November 12, 2010

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRANS-LUX CORPORATION


                                        by: /s/ Angela D. Toppi
                                           ---------------------------
                                           Angela D. Toppi
                                           Executive Vice President
                                           and Chief Financial Officer


Date:  November 12, 2010